SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





 Date of Report (Date of earliest event reported): November 2, 1998


                        PUBLICARD, INC.
     (Exact name of registrant as specified in its charter)



        Pennsylvania              1-3315             23-0991870

(State or other jurisdiction   (Commission          (IRS Employer
     of incorporation)         File Number)      Identification No.)



          One Post Road, Fairfield, Connecticut         06430
        (Address of principal executive offices)      (Zip Code)


  Registrant's telephone number, including area code:       (203) 254-3900

                     Formerly, Publicker Industries Inc.
        (Former name or former address, if changed since last report.)








Item 5. Other Events

     On October 29, 1998, the Registrant's board of directors approved a name change for the company from "Publicker Industries Inc." to "PubliCARD, Inc." The name change became effective on November 2, 1998. The Registrant will continue to trade under the symbol "PLKR".


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PUBLICARD, INC.



Date: November 6, 1998                   /S/ Antonio L. DeLise
                                         Antonio L. DeLise
                                         Vice President, Secretary and Chief
                                         Financial Officer